LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

TAKING THE MIDDLE PATH

SEMI-ANNUAL REPORT
for the six months ended January 31, 1997

[The American Funds Group(R)]

[cover:  Arrows pointing to the middle of a path in photograph.]


Limited Term Tax-Exempt Bond Fund of America (SM) seeks an opportunity for current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound return with all distributions reinvested for periods ended December 31, 1996 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods - Since inception on 10/6/93:
+12.34%, or +3.66% a year; 12 months: -0.53%. Sales charges are lower for accounts of $25,000 or more. These results reflect the effect of a voluntary fee waiver. Without the waiver, the results would have been lower. The fund's 30-day yield as of February 28, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 4.24% (4.10% without the fee waiver). The fund's distribution rate as of that date was 4.57% (4.44% without the fee waiver).*

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

*The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

While the fund invests for income that is exempt from regular federal income taxes, that income may be subject to state or local income taxes and/or federal alternative minimum taxes. Also, distributions from gains on the disposition of certain bonds purchased at less than par value and capital gain distributions, if any, are taxable.


FELLOW SHAREHOLDERS:

Limited Term Tax-Exempt Bond Fund of America continued to produce attractive tax-free income as it completed the first half of its fiscal year on January
31. The six-month period saw moderate gains throughout the bond market, which benefited from an overall decline in interest rates.

During the fiscal period, the fund paid dividends totaling 34 cents a share, virtually all exempt from federal income taxes.

- If you took those dividends in cash, this represented a tax-free income return of 2.40% (4.80% on an annualized basis).

- If you reinvested your dividends in additional fund shares, your income return was 2.42% (4.84% on an annualized basis).

- To match the annualized income return for those of you who reinvest, a shareholder in the 36% federal tax bracket would have had to earn 7.56% from a taxable investment.

Meanwhile, the fund's share price rose to $14.47 on January 31, 1997 from $14.36 at the start of the fiscal year. This gain, combined with the fund's income return, produced a total return of 3.19% for the six months if you reinvested your dividends, as most shareholders do.

Over the six-month period, the 144 intermediate municipal bond funds tracked by Lipper Analytical Services gained an average of 3.24%, while the unmanaged Lehman Brothers 7-Year Municipal Bond Index rose 3.81%, both with distributions reinvested.

Since its inception on October 6, 1993, your fund has posted a total return of 18.21%, outpacing the Lipper average, which has gained 15.14%, and the Lehman index, which has risen 17.64%.

[watermark of country road]

The fund's strong showing is noteworthy. Because of its conservative investment approach, the fund could be expected to lag in rising markets and provide better protection in periods of falling bond prices.

In its effort to conserve principal, the fund typically holds bonds with somewhat shorter maturities than many intermediate-term bond funds. (The longer a bond's maturity, the more its price tends to rise or fall in response to interest rate fluctuations.) On January 31, the fund had an effective maturity of 5.3 years, considerably shorter than the 8.3-year average maturity of Morningstar's National Intermediate Municipal category.

Most bonds gained modest ground during the six-month period. Benign economic data, low levels of inflation and continued inaction by the Federal Reserve Board gave investors confidence in fixed-income securities, which in turn brought interest rates down gradually throughout the summer and fall, although rates did turn up again in December and January.

On the political front, the municipal bond market was remarkably unfazed by the 1996 election. Issues we discussed at this time last year, such as the flat tax, have fallen off of the front pages for the foreseeable future. Nonetheless, the long-term effect on the market of some policies debated in the election is unclear. Proposals to shift some federal government responsibilities to states and municipalities, for example, could affect local budgets.

[photo:  book ends]

Over the past 12 months, the economy continued to grow at a pace close to "normal," but in fits and starts. Although the expansion has increased manufacturing capacity and tightened the U.S. labor market, the rate of inflation has shown no signs of accelerating. Still, other variables - such as an increase in consumer spending or the recent run-up in stock prices - might suggest that steps could be taken at some point to keep inflationary threats in check. As always, we will continue to monitor developments closely. We would also remind you that in the event of a stock market decline, your investment in Limited Term Tax-Exempt Bond Fund of America can serve as a welcome buffer for a portion of your portfolio.

As of January 31, the fund's total assets were $208 million and its portfolio consisted of 103 bond issues from 32 states and the District of Columbia. These securities are helping to provide funding for better schools, hospitals, transit systems and other municipal services. More than 60% of these securities are rated A or better by independent bond-rating services.

[photo:  roof gable on brick building]

We thank you for your support and look forward to reporting to you in more detail in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President

March 7, 1997

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
INVESTMENT PORTFOLIO
January 31, 1997                                                                                            (Unaudited)
----------------------------------------------------                                        ---------         ---------
Portfolio Composition

New York                                                                                        10.16%
Michigan                                                                                         9.12%
California                                                                                       7.85%
Maine                                                                                            7.52%
Texas                                                                                            5.78%
Massachusetts                                                                                    5.36%
Washington                                                                                       4.59%
Pennsylvania                                                                                     4.12%
Illinois                                                                                         3.55%
Louisiana                                                                                        3.41%
Other states                                                                                    33.34%
Cash & equivalents                                                                               5.20%
----------------------------------------------------                                        ---------         ---------
                                                                                            Principal            Market
                                                                                               Amount             Value
                                                                                                (000)             (000)
                                                                                            ---------         ---------
Tax-Exempt Securities Maturing in More than
One Year - 94.80%

Alabama - 1.43%
 Industrial Development Board of the City of Butler,
  Pollution Control Refunding Revenue Bonds (James River
  Project) Series 1993, 5.50% 2005                                                             $3,000            $2,968

Alaska - 1.40%
 Student Loan Corp., Student Loan
  Revenue Bonds, 1988 Series A, AMBAC Insured AMT,
  8.40% 2003                                                                                    2,750             2,914

Arizona - 2.04%
 Educational Loan Marketing Corporation,
  1992 Educational Loan Revenue Bonds:
  Series A, 6.70% 2000                                                                          3,000             3,155
  Series B AMT, 6.95% 2001                                                                      1,000             1,076

California - 7.85%
 Health Facilities Financing Authority,
  Hospital Revenue Bonds (Downey Community
  Hospital), Series 1993:
   5.00% 2001                                                                                   1,250             1,257
   5.30% 2004                                                                                   1,010             1,016
 Housing Finance Agency, Single Family Mortgage Bonds,
  1995 Series B-2, AMBAC Insured AMT, 5.70% 2007                                                   10                10
 City of Fremont, Multifamily Housing Revenue Refunding
  Bonds, Issue A of 1995 (Durham Greens Project),
  5.40% 2026 (2006)*                                                                            2,830             2,837
 Long Beach Aquarium of the Pacific, Revenue
  Bonds (Aquarium of the Pacific Project),
  1995 Series A, 5.75% 2005                                                                     1,500             1,502
 County of Los Angeles, Certificates of Participation:
  1991 Master Refunding Project, 6.40% 2000                                                     1,000             1,045
  Marina Del Rey, Series A, 6.25% 2003                                                          3,100             3,245
 Pleasanton Joint Powers Financing Authority,
  Reassessment Revenue Bonds, 1993 Series A,
  5.70% 2001                                                                                      960               984
 Sacramento:
  Cogeneration Authority, Cogeneration
  Project Revenue Bonds (Proctor & Gamble Project),
   1995 Series, 7.00% 2004                                                                      1,000             1,092
  Power Authority, Cogeneration Project Revenue
   Bonds (Campbell Soup Project), 1995 Series:
    6.50% 2004                                                                                  2,000             2,128
    6.50% 2005                                                                                  1,100             1,173

Colorado - 3.29%
 Housing and Finance Authority, Single
  Family Program Senior Bonds, 1995 Series C-2,
  5.625% 2009 (1997)*                                                                             970               986
 The Regents of the University of Colorado, Master Lease
  Purchase Agreement, Refunding Certificates of
  Participation (Telecommunications and Cogeneration
  Projects), Series 1996, AMBAC Insured, 6.00% 2005                                             2,415             2,575
 Student Obligation Bond Authority, Student
  Loan Revenue Bonds, 1994 Series L, 6.00% 2001                                                 1,065             1,114
 City and County of Denver, Airport
  System Revenue Bonds, Series 1991D AMT, 7.30% 2000                                            2,000             2,165

Connecticut - 2.50%
 Mashantucket (Western) Pequot Tribe Special Revenue Bonds,
  1996 Series A:
   6.25% 2002                                                                                   1,000             1,035
   6.375% 2004                                                                                  4,000             4,159

District of Columbia - 0.49%
 General Obligation Refunding Bonds,
  Series 1994D, FGIC Insured, 5.10% 2002                                                        1,000             1,016

Georgia - 0.25%
 Municipal Electric Authority, Power
  Revenue Bonds, Series Q, 8.375% 2016
  (crossover refunded 1998)                                                                       500               529

Illinois - 3.55%
 Health Facilities Authority:
  Revenue Refunding Bonds, Series 1997A, (Advocate Health
  Care Network):
   5.50% 2004                                                                                   1,250             1,276
   5.10% 2005                                                                                   1,815             1,800
  Revenue Bonds, Series 1993 (OSF Healthcare System),
   5.25% 2001                                                                                   2,025             2,060
 City of Chicago, Chicago-O'Hare International Airport,
  Special Facilities Revenue Bonds for United Air Lines,
  Series B AMT, 8.95% 2018                                                                      1,000             1,136
 Metropolitan Pier and Exposition Authority, Dedicated
  State Tax Revenue Bonds, Series 1995, AMBAC Insured,
  6.25% 2005                                                                                    1,000             1,095

Indiana - 0.83%
 Employment Development Commission,
  Pollution Control Revenue Bonds (Chrysler
  Corp. Project), Series 1985, 5.70% 1999                                                       1,700             1,732

Iowa - 1.03%
 Student Loan Liquidity Corp., Student Loan Revenue Bonds,
  Series C AMT, 6.80% 2005                                                                      2,000             2,137

Louisiana - 3.41%
 Offshore Terminal Authority,
  Deepwater Port Refunding Revenue Bonds
  (LOOP INC. Project), First Stage:
   Series 1992B, 6.20% 2003                                                                     1,500             1,595
   Series E, 7.45% 2004                                                                         5,000             5,481

Maine - 7.52%
 Educational Loan Marketing Corp.,
  Senior Student Loan Revenue Bonds:
   Series 1991 AMT, 6.90% 2003                                                                  2,740             2,809
   Series 1994A-4 AMT:
    5.95% 2003                                                                                  1,000             1,043
    6.05% 2004                                                                                  1,500             1,573
 Housing Authority, Mortgage Purchase Bonds:
  1994 Series E, 6.30% 2002                                                                     1,650             1,710
  1994 Series C-1, 5.90% 2015 (1999)*                                                           6,785             6,915
 Student Loan Revenue Refunding Bonds:
  Series 1992A-1 AMT, 6.20% 2003                                                                  540               572
  Series 1992A-4 AMT, 6.30% 2004                                                                  925               979

Maryland - 1.17%
 Community Development Administration, Department
  of Housing and Community Development,
  Single Family Program Bonds,
  1994 Fifth Series AMT, 5.875% 2017 (2001)*                                                    1,380             1,393
 Northeast Maryland Waste Disposal Authority,
  Solid Waste Revenue Bonds (Montgomery County
  Resource Recovery Project), Series 1993A AMT,
  5.90% 2005                                                                                    1,000             1,031

Massachusetts - 5.36%
 Housing Finance Agency, Housing Project Revenue Bonds,
  Series A, AMBAC Insured:
   5.25% 2002                                                                                   1,000             1,025
   5.35% 2003                                                                                     750               770
 The New England Education Loan Marketing
  Corp., Student Loan Revenue Refunding Bonds:
   1992 Senior Issue A, 6.50% 2002                                                              4,500             4,834
   1992 Issue C AMT, 6.75% 2002                                                                 1,250             1,345
   1992 Senior Issue D, 6.20% 2000                                                              3,000             3,145

Michigan - 9.12%
 Hospital Finance Authority, Hospital Revenue Refunding
  Bonds:
  Genesys Health System Obligated Group, Series 1995A,
  7.20% 2003                                                                                    2,375             2,559
 Pontiac Osteopathic, Series A, 5.375% 2006                                                     4,000             3,903
 Housing Development Authority, Rental Housing Revenue
  Bonds, 1992 Series A, AMBAC Insured, 6.40% 2005                                               1,200             1,288
 City of Detroit, General Obligation Refunding Bonds
  (Unlimited Tax):
   Series A:
    6.10% 2003                                                                                  1,800             1,871
    6.25% 2004                                                                                  2,165             2,264
   Series 1995-B, 6.75% 2003                                                                    4,500             4,820
   Series A, FGIC Insured:
    5.50% 2005                                                                                  1,240             1,290
    6.00% 2006                                                                                    875               940

Minnesota - 2.67%
 Housing and Finance Authority, Single Family Mortgage,
  Series Q, 6.25% 2014 (1999)*                                                                    850               872
 The Housing and Redevelopment Authority of the
  City of Saint Paul, Hospital Facility
  Revenue Bonds (HealthEast Project), Series 1987-B,
  9.75% 2017 (1997)*                                                                            2,000             2,108
 Maplewood Health Care Facility Revenue Bonds (HealthEast
  Project), 5.80% 2003                                                                          1,000             1,003
 Regents of the University of Minnesota, General
  Obligations Bonds, Series 1996A, 5.50% 2006                                                   1,500             1,565

Mississippi - 2.39%
 Claiborne County Adjustable/Fixed-Rate Pollution
  Control Revenue Bonds (Middle South Energy,
  Inc. Project), Series C, 9.875% 2014 (1998)*                                                  4,500             4,971

New Jersey - 1.41%
 Housing and Mortgage Finance Agency, Home Buyer Revenue
  Bonds, 1994 Series I, MBIA Insured, 5.60% 2016                                                2,900             2,920

New Mexico - 0.86%
 New Mexico Educational Assistance Foundation, Student
  Loan Revenue Bonds, Subordinate 1992 Series One-B AMT,
  6.85% 2005                                                                                    1,715             1,774

New York - 10.16%
 Dormitory Authority Revenue Bonds:
  City University Issue, Series U, 6.10% 2001                                                   1,500             1,569
  State University Educational Facilities, Series 1994B,
   5.70% 2004                                                                                   2,000             2,054
 The City University of New York, As lessee (John Jay
  College of Criminal Justice Project Refunding),
  5.75% 2005                                                                                    2,000             2,038
 Environment Facilities Corp., Solid Waste Disposal
  Revenue Bonds, (Occidental Petroleum Corp. Project),
  Series 1993 Subseries B AMT,  5.50% 2003                                                      1,135             1,137
 Urban Development Corporation:
  Correctional Capital Facilities Revenue Bonds,
   1993A Refunding Series, 6.30% 2003                                                           1,305             1,374
  Revenue Refunding Bonds, PJ-CTR for Individual
   Innovation, 5.25% 2003                                                                       1,500             1,501
 The City of New York General Obligation Bonds:
  1994 Series A:
   6.00% 2000                                                                                   2,000             2,080
   6.10% 2002                                                                                   1,800             1,883
  1994 Series D, 5.70% 2002                                                                     1,000             1,028
  Fiscal 1993 Series A, 6.25% 2003                                                              2,000             2,101
  Series E, 6.50% 2004                                                                          1,000             1,061
  Series A-1, AMBAC Insured, 6.25% 2005                                                         3,000             3,270

North Carolina - 1.97%
 Eastern Municipal Power Agency,
  Power System Revenue Bonds, Refunding
  Series 1993 C, 5.00% 2002                                                                     2,000             1,985
 Municipal Power Agency Number 1,
  Catawba Electric Revenue Bonds, Series 1992,
  6.00% 2004                                                                                    2,000             2,096

Ohio - 3.01%
 Housing Finance Agency, Single Family
  Mortgage Revenue Bonds, 1992 Series A-2 AMT,
  5.70% 2013 (1999)*                                                                            1,890             1,918
 County of Franklin, Hospital Facilities
  Revenue Refunding and Improvement Bonds (Doctors
  Hospital Project), Series 1993, 5.70% 2004                                                    1,120             1,145
 The Student Loan Funding Corp., Cincinnati:
  Student Loan Revenue Refunding Bonds,
   Series 1992A AMT, 5.40% 1999                                                                 2,130             2,161
  Senior Subordinated Revenue Bonds,
   Series 1993A AMT, 5.75% 2003                                                                 1,000             1,031

Oklahoma - 0.79%
 Housing Finance Agency, Single Family
  Mortgage Revenue Bonds (Homeownership Loan
  Program), 1994 Series A-1 AMT, 6.25% 2016 (1999)*                                             1,605             1,636

Pennsylvania - 4.12%
 Higher Education Assistance Agency,
  Student Loan Adjustable Rate Tender Revenue
  Refunding Bonds, 1985 Series A, FGIC Insured,
  6.80% 2000                                                                                    8,000             8,551

South Dakota - 1.73%
 Housing Development Authority, Homeownership Mortgage
  Bonds, 1996 Series A, 5.50% 2010                                                              1,000             1,011
 Student Loan Finance Corporation, Student Loan
  Revenue Bonds, Series 1994-A AMT, 5.95% 2001 (2001)*                                          2,500             2,588

Texas - 5.78%
 General Obligation Bonds,
  Veterans' Housing Assistance Program, Fund I
  Series 1994C Refunding Bonds, 6.25% 2015 (1998)*                                              2,145             2,189
 Brazos Higher Education Authority, Inc.,
  Student Loan Revenue Refunding Bonds:
   Series 1994A-2 AMT, 5.85% 2001                                                               1,000             1,031
   Series 1993C-1 AMT, 5.50% 2002                                                               1,000             1,017
   Subordinate Series 1993C-2 AMT, 5.875% 2004                                                  4,000             4,092
 Cities of Dallas and Fort Worth, Dallas-Fort Worth
  International Airport, Dallas-Fort Worth
  Regional Airport, Joint Revenue
  Refunding Bonds, Series 1992B, 6.00% 2002                                                     1,000             1,068
 Harris County Health Facilities Development Corp.,
  Hospital Revenue Refunding Bonds, Children's Hospital
  Project, Series 1995,  MBIA  Insured, 6.00% 2004                                              1,000             1,069
 Houston Water, AMBAC Insured, 7.00% 2004                                                       1,350             1,541

Utah - 0.85%
 Housing Finance Agency, Single Family Mortgage
  Purchase Refunding Bonds, Series 1996 (Federally
  Insured or Guranteed Mortgage Loans), 5.45% 2004                                              1,720             1,758

Vermont - 0.14%
 Housing Finance Agency, Single Family
  Housing Bonds, Series 4, 5.75% 2012 (1999)*                                                     280               282

Virginia - 0.61%
 Housing Development Authority, Commonwealth Mortgage
  Bonds, 1995 Series A AMT, Subseries A-1, 6.60% 2004                                           1,200             1,256

Washington - 4.09%
 Public Power Supply System:
  Nuclear Project No. 1 Refunding Revenue Bonds:
   Series 1993A, 6.30% 2001                                                                     1,000             1,052
  Series 1996C, AMBAC Insured, 5.00% 2003                                                       1,000             1,010
  Series 1989B, 7.25% 2003 (2000)*                                                              1,000             1,097
  Nuclear Project No. 2 Refunding Revenue Bonds:
   Series 1990C, 7.30% 2000                                                                     1,500             1,622
  Series 1993A, AMBAC Insured, 5.50% 2004                                                       1,000             1,032
   Series 1992A, 5.90% 2004                                                                     1,500             1,574
  Nuclear Project No. 3 Refunding Revenue Bonds,
   Series 1989B, 7.10% 2000                                                                     2,000             2,150

West Virginia - 1.22%
 The State Building Commission, Lottery Revenue Bonds,
  1997 Series A, MBIA Insured, 5.00% 2003                                                       2,500             2,535

Wisconsin - 1.26%
 Health and Educational Facilities
  Authority, Revenue Bonds (Luther Hospital
  Project), Series 1992A, 6.00% 2003                                                            1,000             1,059
 Housing and Economic Development
  Authority, Housing Revenue Bonds, 6.20% 2001                                                  1,500             1,561
                                                                                                              ---------
                                                                                                                196,798
                                                                                                              ---------
Tax-Exempt Securities Maturing in
One Year or Less - 4.00%

 County of Los Angeles, 1996-97 Tax and Revenue
  Anticipation Notes, Series A, 4.50% 6/30/97                                                   2,550             2,559
 The Housing and Redevelopment Authority of the
  City of Saint Paul, Hospital Facility
  Revenue Bonds (HealthEast Project):
   Series 1987-A, 9.75% 2017 (crossover refunded
    1997)*                                                                                      1,925             2,048
   Series 1987-C, 9.75% 2017 (crossover refunded
    1997)*                                                                                      2,190             2,329
 State of Texas, Tax and Revenue Anticipation Notes,
  Series 1996, 4.75% 8/29/97                                                                    1,350             1,359
                                                                                                              ---------
                                                                                                                  8,295
                                                                                                              ---------
TOTAL TAX-EXEMPT SECURITIES (cost: $202,992,000)                                                                205,093
Excess of cash, prepaids and receivables over
 payables                                                                                                         2,495
                                                                                                              ---------
NET ASSETS                                                                                                     $207,588
                                                                                                              =========

*Valued on the basis of their effective  maturity - that is, the dates at which the securities are expected to be called or refunded by the issuers.

 The effective maturity dates are shown in parentheses.

See Notes to Financial Statements

Limited Term Tax-Exempt Bond Fund of America
Financial Statements
Statement of Assets and Liabilities
at January 31, 1997 (dollars in thousands)
Assets:                                                                      (Unaudited)
 Tax-exempt securities
  (cost: $202,992)                                                              $205,093
 Cash                                                                                 61
 Prepaid organization expense                                                          5
 Receivables for--
  Sales of fund's shares                                         $321
  Accrued interest                                              3,275              3,596
                                                           ----------         ----------
                                                                                 208,755
Liabilities:
 Payables for--
  Repurchases of fund's shares                                    782
  Dividends payable                                               241
  Management services                                              56
  Accrued expenses                                                 88              1,167
                                                           ----------         ----------
Net Assets at January 31, 1997 --
 Equivalent to $14.47 per share on 14,349,910
 shares of beneficial interest issued and
 outstanding; unlimited shares authorized                                       $207,588
                                                                              ==========

Statement of Operations
for the six months ended January 31, 1997
(unaudited) (dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                               $5,584
                                                                              ----------
 Expenses:
  Management services fee                                        $410
  Distribution expenses                                           301
  Transfer agent fee                                               37
  Reports to shareholders                                          19
  Registration statement and prospectus                            53
  Postage, stationery and supplies                                  9
  Trustees' fees                                                    9
  Auditing and legal fees                                          29
  Custodian fee                                                     5
  Taxes other than federal income tax                               1
  Organization expense                                              2
  Other expenses                                                    6
                                                           ----------
   Total expenses before reimbursement                            881
   Reimbursement of expenses                                      108                773
                                                           ----------         ----------
  Net investment income                                                            4,811
                                                                              ----------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized loss                                                                  (339)
 Net unrealized
  appreciation on investments:
  Beginning of period                                             396
  End of period                                                 2,101
                                                           ----------
  Net increase in unrealized appreciation on investments                           1,705
                                                                              ----------
  Net realized loss and unrealized
   appreciation on investments                                                     1,366
                                                                              ----------
Net Increase in Net Assets
 Resulting from Operations                                                        $6,177
                                                                              ==========

Statement of Changes in Net Assets

                                                                      (dollars in thousands)
                                                           Six months
                                                                ended         Year ended
                                                          January 31,           July 31,
                                                                1997*               1996
                                                           ----------         ----------
Operations:
 Net investment income                                         $4,811             $9,651
 Net realized (loss) gain on investments                         (339)               367
 Net unrealized appreciation on investments                     1,705                460
                                                           ----------         ----------
  Net increase in net assets
   resulting from operations                                    6,177             10,478
                                                           ----------         ----------
Dividends Paid from Net
 Investment Income                                             (4,840)            (9,651)
                                                           ----------         ----------
Capital Share Transactions:
 Proceeds from shares sold:
  3,743,088 and 6,334,113 shares, respectively                 54,173             91,389
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  236,675 and 461,784 shares, respectively                      3,423              6,661
 Cost of shares repurchased:
  3,319,251 and 6,465,529 shares, respectively                (47,979)           (93,099)
                                                           ----------         ----------
  Net increase in net assets
   resulting from capital share
   transactions                                                 9,617              4,951
                                                           ----------         ----------
Total Increase in Net Assets                                   10,954              5,778
Net Assets:
 Beginning of period                                          196,634            190,856
                                                           ----------         ----------
 End of period                                               $207,588           $196,634
                                                           ==========         ==========

*Unaudited
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices, or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

Prepaid organization expenses are amortized over the estimated period of benefit, not to exceed five years from commencement of operations. In the event Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $5,000 includes $2,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of January 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,101,000, of which $3,188,000 related to appreciated securities and $1,087,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended January 31, 1997. The fund has available at January 31, 1997 a net capital loss carryforward totaling $3,643,000 which may be used to offset capital gains realized during subsequent years through 2003 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $202,992,000 at January 31, 1997.

3. The fee of $410,000 for management services was paid pursuant to an agreement with CRMC, with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for fee reductions to the extent annual operating expenses exceed 0.75% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2003. Expenses that are not subject to this limitation are interest, taxes, brokerage commissions, transaction costs and extraordinary expenses. Fee reductions were $108,000 for the six months ended January 31, 1997.

Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended January 31, 1997, distribution expenses under the Plan were limited to $301,000, representing 0.30% of average net assets. Had no limitation been in effect, the Fund would have paid $392,000 in distribution expense under the plan. As of January 31, 1997, accrued and unpaid distribution expenses were $53,000.

American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $37,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $96,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of January 31, 1997, aggregate amounts deferred and earnings thereon were $26,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of January 31, 1997, accumulated net realized loss on investments was $3,982,000 and paid-in capital was $209,498,000.

The fund made purchases and sales of investment securities       of $41,777,000
and $30,232,000, respectively, during the six months ended January 31, 1997.


Per-Share Data and Ratios
                                                                  Six                                 Period
                                                               months                                October
                                                                ended         Year        ended   6, 1993/2/
                                                              January         July            31     to July
                                                          31, 1997/1/          1996         1995    31, 1994
                                                            ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period                           $14.36       $14.29       $14.10       $14.29
                                                            ---------    ---------    ---------    ---------
 Income From Investment Operations:
  Net investment income                                           .34          .69          .69          .49
  Net realized and unrealized
   gain (loss) on investments                                     .11          .07          .19         (.19)
                                                            ---------    ---------    ---------    ---------
   Total income from investment operations                        .45          .76          .88          .30
                                                            ---------    ---------    ---------    ---------
 Less Distributions:
  Dividends from net investment income                           (.34)        (.69)        (.69)        (.49)
                                                            ---------    ---------    ---------    ---------
Net Asset Value, End of Period                                 $14.47       $14.36       $14.29       $14.10
                                                            =========    =========    =========    =========

Total Return/3/                                              3.19%/4/        5.39%        6.45%     2.11%/4/

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                         $208         $197         $191         $189
 Ratio of expenses to average net assets before fee wa        .43%/4/         .85%         .90%      .73%/4/
 Ratio of expenses to average net assets after fee wai        .38%/4/         .74%         .64%      .51%/4/
 Ratio of net income to average net assets                   2.36%/4/        4.77%        4.88%     3.67%/4/
 Portfolio turnover rate                                    15.59%/4/       34.95%       45.82%    42.21%/4/

/1/Unaudited
/2/Commencement of operations.
/3/Calculated without deducting a sales charge.  The maximum sales charge is 4.75% of the fund's offering price.
/4/Based on operations for the period shown and, accordingly, not representative of a full year's operations.

THE AMERICAN FUNDS GROUP(R) SHAREHOLDER SERVICES

ARE YOU AWARE OF YOUR RIGHTS?

Did you know you may be eligible for a sales charge discount when you buy shares of most American Funds? The discounts begin when your investments total $25,000 for bond funds or $50,000 for stock and stock/bond funds - and the good news is you don't have to invest the whole amount at one time.

Through your right of accumulation, when you purchase additional shares you can add the purchase amount to the value of shares you already own - in any of our eligible funds* - in order to qualify for a sales charge discount on the new investment.

Sales charges are reduced on a sliding scale as your investments increase. You'll find a detailed breakdown of all discounts in your fund's prospectus, which you can obtain from your financial adviser or by calling a Shareholder Services Representative.

OTHER WAYS TO REDUCE SALES CHARGES

You can establish a statement of intention that allows you to invest at a reduced sales charge immediately, based on purchases you intend to make over a 13-month period.* Or you can aggregate accounts by adding your purchase amount to the total value of accounts you, your spouse and your minor children have with The American Funds Group. Call a Shareholder Services Representative for details and restrictions.

Whether you accumulate, aggregate or establish a statement of intention, it all adds up - to more purchasing power for you.

SERVICES TO MATCH YOUR LIFESTYLE

Our many free services are designed to accommodate your needs quickly and efficiently.

AMERICAN FUNDSLINE(R) AND FUNDSLINE ONLINE (SM) - Handle transactions using your computer or phone 24 hours a day. Obtain current prices and investment returns, exchange shares between funds, redeem shares, check your share balances and confirm your most recent transaction. Request duplicate statements and order checks (phone only). All on your timetable. Just call 800/325-3590 or reach us on the World Wide Web at www.americanfunds.com.

AMERICAN FUNDSLINK (SM) - Link your American Funds accounts with your bank account. You can have fund dividends or automatic fund withdrawals deposited directly into your bank account for fast, convenient, worry-free banking. Or you can invest money directly from your bank account into your fund account on either a systematic or on-demand basis.

OTHER AUTOMATIC TRANSACTIONS - You can reinvest dividends into the same fund or another fund, make withdrawals, and exchange shares between funds - quarterly, monthly or during the months you specify.

DIVIDEND AND CAPITAL GAIN OPTIONS - Use your dividend and capital gain distributions to meet your changing needs. You may:

- Automatically reinvest distributions back into the fund at no sales charge.

- Cross-reinvest dividends into another fund at no sales charge for added diversification. You can cross-reinvest if you have a balance of at least $5,000 in the originating fund or meet the minimum initial investment for the receiving fund.

- Have dividends mailed or sent electronically to you or to someone else to help meet your obligations.

EXCHANGE PRIVILEGES - When you and your investment adviser feel it's time to adjust your portfolio to meet your changing investment goals, you can easily exchange shares from one American Fund to another - without paying a sales charge.* If you are opening an account in a different fund, you must meet that fund's minimum investment requirement. Please remember that fund exchanges among many types of accounts constitute a sale and purchase for tax purposes.

OTHER SERVICES - Stay on top of your investments with account statements that keep you abreast of the activity in your account, consolidated quarterly statements to reduce paperwork if you have multiple accounts and year-end tax reports that show the dividends and capital gain distributions paid to you during the year.

To reduce paperwork and avoid the problem of lost or destroyed certificates, your shares are credited to your account and certificates are not issued unless specifically requested.

*Investments in our money market funds - The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America - which are purchased without a sales charge, generally do not apply when determining your sales charges. If, however, the shares were originally purchased in another American Fund that required a sales charge, then later exchanged into our money market funds, the value of the shares would apply toward reducing sales charges.

FOR MORE COMPLETE INFORMATION ABOUT THESE SERVICES OR ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER OR PHONE AMERICAN FUNDS SERVICE COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THESE SERVICES ARE SUBJECT TO CHANGE OR TERMINATION.

Call toll-free from anywhere in the U.S. (8 a.m. to 8 p.m. ET): 800/421-0180. Visit us at www.americanfunds.com on the World Wide Web.

[illustration:  map of the United States of America]

Western Service Center
American Funds Service Company
P.O. Box 2205
Brea, California
92822-2205

West Central Service Center
American Funds Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522

East Central Service Center
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana  46206-6007

Eastern Service Center
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia  23501-2280

Limited Term Tax-Exempt Bond Fund of America

OFFICES OF THE FUND

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California  90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
(PLEASE WRITE TO THE ADDRESS NEAREST YOU.)
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana  46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York  10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California  90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California  90071-1462

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper

Litho in USA  CMG/FS/3366
Lit. No. LTEX-013-0397

[The American Funds Group(R)]